CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Frances M. Guggino, Chief Financial Officer of Salomon Brothers Series Funds Inc- Salomon Brothers Cash Management Fund (the “Registrant”), each certify to the best of his knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended December 31, 2004 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer Salomon Brothers Series Funds Inc- Salomon Brothers Cash Management Fund	Chief Financial Officer Salomon Brothers Series Funds Inc- Salomon Brothers Cash Management Fund

/s/ R. JAY GERKEN	/s/ FRANCES M. GUGGINO
R. Jay Gerken	Frances M. Guggino

Date: March 11, 2005	Date: March 11, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Frances M. Guggino, Chief Financial Officer of Salomon Brothers Series Funds Inc- Salomon Brothers New York Municipal Money Market Fund (the “Registrant”), each certify to the best of his knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended December 31, 2004 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer Salomon Brothers Series Funds Inc- Salomon Brothers New York Municipal Money Market Fund	Chief Financial Officer Salomon Brothers Series Funds Inc- Salomon Brothers New York Municipal Money Market Fund

/s/ R. JAY GERKEN	/s/ FRANCES M. GUGGINO
R. Jay Gerken	Frances M. Guggino

Date: March 11, 2005	Date: March 11, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.